Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

16. Subsequent Events

In the first quarter of 2012, 1,335,000 shares of options (equivalent to 333,750 ADS) were granted to executive and non-executive employees with an exercise price of USD2.635 per share and USD2.52 per share, respectively, of which 45,000 options will vest in three month after the grant date, 56,250 options will vest in six months after the grant date, 230,000 options will vest on the first anniversary of the grant date, and the remaining 1,003,750 shares will vest in equal amounts in the following one to four years.

In February 2012, the State Tax Bureau in Chongqing issued a written notice to the Company which confirmed that Xinghong would be permitted to apply the Preferential Tax Treatment for each of the three years ended December 31, 2008, 2009 and 2010. Further, the local tax authority refunded the additional EIT of RMB6,406 ($1.0 million) paid by the Company in 2011 in connection with the initial notice reversing the original determination as discussed in Note 8. The Company believes this determination by the tax authorities, which represents a reversal of an earlier decision taken, is analogous to a settlement of tax position in a tax examination which is a non-recognized subsequent event. The additional EIT expense relating to 2009 of RMB6,406 ($1.0 million) and the additional EIT liability relating to 2008 and 2010 of RMB11,363 ($1.8 million) will be reversed in the quarter ending March 31, 2012.